UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 31, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2007, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3)

STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN TRUST 2007-BC3
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

745 Seventh Avenue, 13th Floor	10019
New York, NY	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $788,341,000 aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 1-M1, Class 2-M1, Class 1-M2, Class 2-M2, Class 1-M3, Class 2-M3, Class 1-M4, Class 2-M4, Class 1-M5, Class 2-M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3 on May 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 22, 2007, as supplemented by the Prospectus Supplement dated May 30, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On May 31, 2007, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B1	$11,527,000
Class B2	$8,645,000
Class X	N/A
Class P	$100
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2007, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Adminstirator and U.S. Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 1-M1, Class 2-M1, Class 1-M2, Class 2-M2, Class 1-M3, Class 2-M3, Class 1-M4, Class 2-M4, Class 1-M5, Class 2-M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $823,333,142.53 as of May 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of May 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer.

99.3	Securitization Subservicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.4	Reconstituted Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.5	Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller and Aurora Loan Services LLC, as Master Servicer and as Servicer.

99.6
Interest Rate Swap Agreement (Reference No. 1500801), dated as of May 31, 2007, including master agreement, schedule to the master agreement, credit support annex and confirmation between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3.

99.7
Interest Rate Cap Agreement confirmation (Reference No. 1500805), dated as of May 31, 2007, between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: June 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1
Trust Agreement dated as of May 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer.

99.3	Securitization Subservicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.4	Reconstituted Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.5	Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller and Aurora Loan Services LLC, as Master Servicer and as Servicer.

99.6
Interest Rate Swap Agreement (Reference No. 1500801), dated as of May 31, 2007, including master agreement, schedule to the master agreement, credit support annex and confirmation between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3.

99.7
Interest Rate Cap Agreement confirmation (Reference No. 1500805), dated as of May 31, 2007, between Swiss Re Financial Products Corporation and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3.